ADVISOR'S DISCIPLINED TRUST 101
                       CPI LINKED NOTE PORTFOLIO, SERIES 5

              SUPPLEMENT TO THE PROSPECTUS DATED SEPTEMBER 22, 2006

     Notwithstanding anything to the contrary in the prospectus, the first table on page 17 of the prospectus is replaced with the following table:


                                            CONCESSION
           TRANSACTION AMOUNT               OR AGENCY
                                            COMMISSION
           -------------------------------------------

           Less than $50,000                  3.35%

           $50,000-$99,999                    3.10

           $100,000-$249,999                  2.85

           $250,000-$499,999                  2.60

           $500,000-$999,999                  1.60

           $1,000,000 or more                 1.60

     In addition, with respect to unit purchases on and after the date of this Supplement by an Underwriter above the original underwriting commitment, an Underwriter will be allowed an initial offering period broker-dealer concession as set forth in the immediately preceding table, and the fourth paragraph under "Understanding Your Investments--How the Trust Works--How We Distribute Units" shall not apply.

     The second complete paragraph on page 17 of the prospectus is replaced with the following: For transactions involving unitholders of other unit investment trusts who use their redemption or termination proceeds to purchase units of the trust offered in this prospectus, the concession or agency commission is 2.35% of the public offering price per unit.

Supplement Dated:  April 18, 2007





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